MCSE-P1 05/25

FRANKLIN TEMPLETON ETF TRUST (THE “TRUST”)

SUPPLEMENT DATED MAY 22, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED AUGUST 1, 2024 OF

MARTIN CURRIE SUSTAINABLE INTERNATIONAL EQUITY ETF (THE “FUND”)

In July 2025, Martin Currie Inc. (“Martin Currie”), the Fund’s current sub-advisor, will be undergoing an organizational restructuring which will include, among other changes, the transition of Martin Currie’s Global Long-Term Unconstrained Investment Team (which includes all members of the Fund’s portfolio management team) to be aligned with Franklin Templeton’s Franklin Equity Group investment team and operate under Franklin Templeton Investment Management Limited (“FTIML”). FTIML is an indirect, wholly owned subsidiary of Franklin Resources, Inc. and is a registered investment adviser. In connection with the transition, the Fund’s portfolio management team will become employees of FTIML. The Martin Currie brand will retire upon completion of its restructuring.

Accordingly, on May 21, 2025, the Board of Trustees of the Trust (the “Board”) approved a change to the Fund’s name to Franklin Sustainable International Equity ETF. Effective on or about June 30, 2025, all references to Martin Currie Sustainable International Equity ETF in the Summary Prospectus, Prospectus and SAI are replaced with Franklin Sustainable International Equity ETF.

In addition, the Board approved the termination of the existing subadvisory agreement between Franklin Advisers, Inc. (“Advisers”) and Martin Currie, on behalf of the Fund, and the appointment of FTIML to replace Martin Currie as sub-advisor to the Fund. Effective on or about July 12, 2025, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

I. The following replaces the information under the “Fund Summary—Sub-Advisor” section of the Summary Prospectus:

Franklin Templeton Investment Management Limited (FTIML)

II. All references to the Fund’s portfolio managers as a “Portfolio Manager of Martin Currie” or a “Portfolio Manager in Martin Currie’s Global Long-Term Unconstrained Team” in the Summary Prospectus and Prospectus are hereby replaced with a “Portfolio Manager of FTIML”.

III. The following replaces the second paragraph in the “Fund Details—Management” section of the Prospectus:

Under an agreement with Advisers, FTIML, Cannon Place, 78 Cannon Street, London, EC4N 6HL, England, serves as the Fund’s sub-advisor. FTIML provides the day-to-day portfolio management of the Fund. FTIML is an indirect, wholly owned subsidiary of Resources.

IV. The following replaces the first sentence of the second to last paragraph of the “Fund Details—Management” section of the Prospectus:

Pursuant to the investment management agreement approved by the board of trustees, the Fund pays Advisers a unified management fee for managing the Fund’s assets and Advisers pays FTIML for its services.

V. The following replaces the first and second sentence of the third paragraph under the “General Description of the Trust and the Fund” section of the SAI:

The Fund’s investment manager is Advisers and the Fund’s sub-advisor is FTIML. Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (Resources) and FTIML is an indirect, wholly owned subsidiary of Resources.

VI. The following replaces the “Management and Other Services—Sub-Advisor” section of the SAI:

Sub-Advisor The Fund's sub-advisor is FTIML. The sub-advisor has a sub-advisory agreement with Advisers and regularly provides with respect to the portion of the Fund’s assets allocated to it by the investment manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment goals, policies and restrictions; and places orders pursuant to its investment determinations. The sub-advisor's activities are subject to the board's review and direction, as well as Advisers’ instruction and supervision. Advisers pays FTIML for its services to the Fund.

Please retain this supplement for future reference.